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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  April 20, 2006


                         Viskase Companies, Inc.
                         -----------------------
        (Exact name of registrant as specified in its charter)





          Delaware                      0-5485                 95-2677354
----------------------------      -------------------      -----------------
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
 of incorporation                                         Identification No.)




625 Willowbrook Centre Parkway, Willowbrook, Illinois                60527
-----------------------------------------------------              ----------
    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900













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



Item 8.01.  Other Events
             ------------
On April 20, 2006, Viskase Companies, Inc. announced its financial results for the year end 2005.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits
            ---------------------------------
(c)         Exhibits

EX-99.1     Press release dated April 20, 2006


                                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


April 20, 2006

Exhibit No.     Description of Exhibits                            Page
----------      -----------------------                            ----
EX-99.1         Press release dated April 20, 2006                   3